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                                                                  Exhibit 10.32


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REALNETWORKS INSERTION ORDER                                              [LOGO]
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CLIENT:          Global Media             BILLING CONTACT:       Please Fill in
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CAMPAIGN:        On-going Advertising     COMPANY:               Global Media
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CONTACT:         Winston Barta            ADDRESS:               400 Robson Street
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TELEPHONE:       (888)322-2282            CITY, STATE, ZIP:      Vancouver, BC,V6B 2B4
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EMAIL:           winston@globalmedia.com  TELEPHONE:             (888)322-2282
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TRAFFIC CONTACT: Please Fill in           FAX:                   (604)688-9996
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TELEPHONE:                                EMAIL:
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EMAIL:                                    BILLING/CLIENT NUMBER:
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AGENCY:                                   IO NUMBER:
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CONTACT:                                  ESTIMATE NUMBER:
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TELEPHONE:                                SPECIAL BILLING
---------------------------------------   INSTRUCTIONS:
EMAIL:
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PROPERTY  DELIVERY LEVEL  SECTION/CATEGORY    AD TYPE    DOLLAR AMOUNT (NET)
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RealSites 36,000,000   Run Of Network (Space Avail
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Channels  20,000,000   Run Of Channels         Instream Ad
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SPECIAL INSTRUCTIONS: Payment will be as follows: $65,000 on signing, $65,000 on
3-31-00, $265,000 on 5-1-00 and remainder $255,000 on 6-15-00.
  Placement will be evenly distributed across the Real.com Network.

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FLIGHT DATES:    1/17/00 - 1/16/01       SOLD BY:      DR
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TOTAL DELIVERY AMOUNT:    56,000,0000        TOTAL AMOUNT DUE: $650,000 NET
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CLIENT SIGNATURE: /s/ Rob Fuller             DATE:
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SALES REP SIGNATURE: /s/ Shelley Morrison    DATE:
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  For Traffic Department Use Only:
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 Received:           Processed:           Live:           Finance:
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Signed Insertion Orders should be faxed to 206-674-2696, Attn: Cam Keeley

All materials must be sent to adsubmit@real.com. Banners must be 468x60, 11k, 3 loop limit, gif format EXCEPT for RollingStone Radio which must be 468x60, 10k, 3 loop limit. All encoded material must be encoded in RealNetworks 5.0 format. DAT tapes and Beta SP tapes should be sent to Cam Keeley, 1111 Third Ave. Suite 2900, Seattle, WA 98101, 206-674-2661. Please reference
http://www.real.com/company/advertising/mediakit/specs.html for detailed spec information.

By accepting this Insertion Order you agree to all Terms and Conditions listed at http://www.real.com/company/advertising/mediakit/terms.html